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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): December 29, 2005

      IndyMac MBS, Inc. (as depositor under the Pooling and
      Servicing Agreement, dated as of December 1, 2005, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securitization Trust 2005-A15, Mortgage Pass-Through
      Certificates, Series 2005-O).

                               IndyMac MBS, Inc.
                            ----------------------

            (Exact name of registrant as specified in its charter)

          Delaware                333-127556-18            95-4791925
----------------------------    -----------------     ----------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)        Identification No.)
    155 North Lake Avenue
    Pasadena, California                                       91101
    --------------------                                     --------
    (Address of Principal                                   (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))







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

Section 8.
---------

Item 8.01         Other Events.
---------         ------------

         On December 29, 2005, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2005-A15, Mortgage Pass-Through Certificates, Series 2005-O (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



Section 9.
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Item 9.01         Financial Statements, Pro Forma Financial Information
---------         and Exhibits.
                  ------------------------------------------------------

    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of December 1, 2005, by and among the Company, IndyMac and the Trustee.








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

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INDYMAC MBS, INC.



                                         By:  /s/ Victor H. Woodworth
                                              ---------------------------
                                               Victor H. Woodworth
                                               Vice President



Dated: January 30, 2006










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

                                 Exhibit Index
                                 -------------

Exhibit                                                                Page
-------                                                                ----

    99.1.  Pooling and Servicing Agreement, dated as of December 1,
           2005, by and among, the Company, IndyMac and the Trustee      6





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